SECOND AMENDMENT TO FORBEARANCE AGREEMENT

This Second Amendment to Forbearance Agreement is made and entered into effective this 15th day of  June, 2013, by and between United Bank, Inc., a West Virginia banking corporation, party of the first part, hereinafter called “Lender”, Energy Services of America Corporation, a Delaware corporation, party of the second part, hereinafter called “Company” or “Borrower”, and C. J. Hughes Construction Company, Inc., a West Virginia corporation, Contractors Rental Corporation, a West Virginia corporation, Nitro Electric Company, Inc., a West Virginia corporation, and S. T. Pipeline, Inc., a West Virginia corporation, parties of the third part, hereinafter called “Guarantors”, the Company and Guarantors sometimes hereinafter collectively called “Obligors”.

RECITALS

A.  Lender has extended two credit facilities in favor of Borrower, the first, an Eighteen Million Dollar ($18,000,000) revolving line of credit (“RLOC”) all of which is set forth in a Loan Agreement dated July 27, 2011 (“RLOC Loan Agreement”) as amended by Agreements dated January 31, 2012, May 10, 2012 and July 25, 2012 and evidenced by a note dated July 27, 2011 (“RLOC Note”), and the second, an Eleven Million Three Hundred Thousand Dollar ($11,300,000) term loan (“Term Loan”), all of which is set forth in a Loan Agreement dated July 27, 2011 (“Term Loan Agreement”) as amended by Agreements dated January 31, 2012, May 10, 2012 and July 25, 2012 and evidenced by a note dated July 27, 2011 (“Term Note”).  The RLOC Note and the Term Note are hereinafter referred to as the "Notes".  The RLOC Loan and the Term Loan are hereinafter referred to as the "Indebtedness".

B.  The parties have previously executed a Forbearance Agreement dated May 31, 2013, as amended by agreement dated June 5, 2013.

C.  Paragraph 6(e)(5) of the Forbearance Agreement required ESA to have raised not less than Six Million Dollars in equity with One Million of the funds to be used to reduce the principal balance of the Indebtedness.

D.  Obligors have requested Lender to change the period of time in which to raise the funds and make the principal payment to July 31, 2013 and Lender by this Agreement has agreed to do so.

E.  Capitalized terms used herein which are not otherwise defined in this Agreement shall have the meaning set forth for them in the Loan Documents.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the parties hereby agree as follows:

1.           Paragraph 6(e)(5) of the Forbearance Agreement shall be amended by substituting July 31, 2013 in the place and stead of June 15, 2013.

2.           The Parties further agree that until such time as the Obligors have received paid subscriptions for a minimum of Three Million Dollars ($3,000,000.00) all monies shall be held in escrow by the Obligors. Once Obligors have received a minimum of Three Million Dollars ($3,000,000.00) in paid subscriptions, One Million Dollars ($1,000,000.00) shall be paid to Lender as a principal reduction as required by the Forbearance Agreement with the remaining monies to be made available as working capital. Notwithstanding the above, Obligors acknowledge that not less than Six Million Dollars ($6,000,000.00) in equity shall be raised on or before July 31, 2013.

3.           Other Terms and Conditions.  All other terms and conditions of the Forbearance Agreement shall remain the same.

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto, have caused this Forbearance Agreement to be duly executed by their duly authorized officers as of the date first written above.

LENDER:

United Bank, Inc.
a West Virginia banking corporation

By: /s/ Andrew Dawson
Name: Andrew Dawson
Title: Assistant Vice President

BORROWER:

Energy Services of America Corporation
a Delaware corporation

By: /s/ Douglas Reynolds
Name: Douglas Reynolds
Title: President and Chief Executive Officer

GUARANTORS:

C.J. Hughes Construction Company, Inc.
a West Virginia corporation

By: /s/ Douglas Reynolds
Name: Douglas Reynolds
Title: President

Contractors Rental Corporation
a West Virginia corporation

By: /s/ Douglas Reynolds
Name: Douglas Reynolds
Title: President

Nitro Electric Company, Inc.
a West Virginia corporation

By: /s/ Douglas Reynolds
Name: Douglas Reynolds
Title: Chairman

S.T. Pipeline, Inc.
a West Virginia corporation

By: /s/ Douglas Reynolds
Name: Douglas Reynolds
Title: President